                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                             QUALCOMM INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                [QUALCOMM LOGO]
                                6455 LUSK BLVD.
                          SAN DIEGO, CALIFORNIA 92121

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 11, 1997

TO THE STOCKHOLDERS OF QUALCOMM INCORPORATED:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of QUALCOMM Incorporated, a Delaware corporation (the "Company"), will be held at 6455 Lusk Blvd., San Diego, California 92121, on Tuesday, February 11, 1997 at 9:00 a.m. local time for the following purposes:

     1. To elect a director to hold office until the 1999 Annual Meeting of Stockholders and four directors to hold office until the 2000 Annual Meeting of Stockholders.

     2. To approve the Company's 1991 Stock Option Plan, as amended, to: (i) increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 5,400,000 shares; (ii) eliminate the authority of the Board of Directors to grant non-qualified stock options at less than 100% of the then fair market value of the stock; and (iii) eliminate the authority of the Board of Directors to reprice options of corporate officers or directors.

     3. To ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the Company's fiscal year ending September 28, 1997.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on December 20, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Irwin Mark Jacobs
                                          ----------------------------------
                                          Irwin Mark Jacobs
                                          Chairman of the Board
San Diego, California                     and Chief Executive Officer

January 3, 1997

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             QUALCOMM INCORPORATED
                                6455 LUSK BLVD.
                          SAN DIEGO, CALIFORNIA 92121

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of QUALCOMM Incorporated, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on February 11, 1997, at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's principal executive offices, 6455 Lusk Blvd., San Diego, California 92121. The Company intends to mail this proxy statement and accompanying proxy card on or about January 3, 1997 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, D.F. King & Co., Inc., a professional proxy solicitation firm. No additional compensation will be paid to directors, officers or other regular employees for such services, but D.F. King & Co., Inc. will be paid its customary fee, estimated to be about $10,000 if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on December 20, 1996 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on December 20, 1996, the Company had outstanding and entitled to vote 66,613,744 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, stockholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to five votes for each share held. Each stockholder may give one candidate, who has been nominated prior to voting, all the votes such stockholder is entitled to cast or may distribute such votes among as many such candidates as such stockholder chooses. Unless the proxy holders are otherwise instructed, stockholders, by means of the accompanying proxy, will grant the proxy holders discretionary authority to cumulate votes.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices, 6455 Lusk Blvd., San Diego, California 92121, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than September 5, 1997.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Directors are assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes shall be filled by either the affirmative vote of the holders of a majority of the then-outstanding shares or by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of Directors. Newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines otherwise, be filled only by the affirmative vote of the directors then in office, even if less than a quorum of the Board of Directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Company's Restated Certificate of Incorporation provides that the number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors. The authorized number of directors is currently set at thirteen. One Class II Board seat has been vacant since Janice Obuchowski's resignation in November 1996. Four seats on the Board of Directors, currently held by Harvey P. White, Richard C. Atkinson, Peter M. Sacerdote and Marc I. Stern, have been designated as Class III Board seats, with the term of the directors occupying such seats expiring as of the Annual Meeting.

     Robert Kahn was nominated by the Nominating Committee of the Board of Directors in December 1996 to serve as a Class II Board member to fill the vacancy created in Class II by Ms. Obuchowski's resignation. Each of the nominees for election to Class III is currently a Class III Board member of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, Dr. Kahn would serve until the 1999 annual meeting and each of the other four nominees would serve until the 2000 Annual Meeting, in each case until their successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the one nominee named below for the vacant Class II Board seat and for the remaining four nominees for the four Class III Board seats. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

     Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEE FOR ELECTION FOR A TWO-YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING

ROBERT E. KAHN

     Robert E. Kahn, age 58, a nominee to serve as a Class II Director, is Chairman, Chief Executive Officer and President of the Corporation for National Research Initiatives (CNRI), which he founded in 1986. From 1972 to 1985, he was employed at the U.S. Defense Advanced Research Projects Agency, where his last position was Director of the Information Processing Techniques Office. From 1966 to 1972, Dr. Kahn was a senior scientist with Bolt Beranek and Newman, where he was responsible for the system design of the Arpanet, the first packet-switched network. Dr. Kahn received a B.E.E. degree from the City College of New York and M.A. and Ph.D. degrees from Princeton University.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING

HARVEY P. WHITE

     Harvey P. White, age 62, one of the founders of the Company, has served as President since May 1992 and as Chief Operating Officer from February 1994 to August 1995. Prior to May 1992 he was Executive Vice President and Chief Operating Officer and has also been a Director of the Company since it began operations in July 1985. From March 1978 to June 1985, Mr. White was an officer of LINKABIT (M/A-COM LINKABIT after August 1980), where he was successively Chief Financial Officer, Vice President, Senior Vice President and Executive Vice President. Mr. White became Chief Operating Officer of LINKABIT in July 1979 and a Director of LINKABIT in December 1979. He holds a B.A. degree in Economics from Marshall University.

RICHARD C. ATKINSON

     Richard C. Atkinson, age 67, became a Director of the Company in January 1991. Dr. Atkinson has been serving as the President of the University of California since October 1995. Prior to that he served as Chancellor of the University of California at San Diego since 1980. He has also served on the Board of Directors of San Diego Gas & Electric, a utilities company, since April 1992. Dr. Atkinson is a former Director of the National Science Foundation, past president of the American Association for the Advancement of Science and former chair of the Association of American Universities. He is one of the founders of Computer Curriculum Corporation. He is a member of the National Academy of Sciences, the Institute of Medicine, the National Academy of Education and the American Philosophical Society. Dr. Atkinson holds a Ph.D. degree from Indiana University and a Ph.B. degree from the University of Chicago.

PETER M. SACERDOTE

     Peter M. Sacerdote, age 59, became a Director of the Company in October 1989. Mr. Sacerdote has been a limited partner of the Goldman Sachs Group, L.P. since December 1990 where he also serves as Chairman of its Investment Committee. During the five years prior to that time he served as a general partner of Goldman, Sachs & Co. He also serves as a Director of AMF Group, Inc., a bowling center operator and equipment manufacturer and Franklin Resources, Inc., a mutual fund management company.

MARC I. STERN

     Marc I. Stern, age 52, became a Director of the Company in February 1994. He has been with The TCW Group, Inc., an asset management firm, since March 1990 and has served as President since May 1992. From December 1988 to March 1990, Mr. Stern served as President and a Director of SunAmerica, Inc., a financial services company. Prior to joining SunAmerica, Mr. Stern was Managing Director and Chief Administrative Officer of The Henley Group, Inc., a diversified manufacturing company, from May 1986 to December 1988. From September 1985 to May 1986, he was Senior Vice President of Allied-Signal Inc., a diversified manufacturing company. Mr. Stern is a Director of TCW Funds, Inc., a registered investment company; and a Trustee of thirteen open-end and closed-end registered investment companies comprising the TCW/DW Family of Funds. He graduated from Dickinson College in 1965, and received his master's degree from

Columbia University Graduate School of Public Law and Government in 1966 and his law degree from Columbia University School of Law in 1969.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1998 ANNUAL MEETING

IRWIN MARK JACOBS

     Irwin Mark Jacobs, age 63, one of the founders of the Company, has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since it began operations in July 1985. He also held the title of President prior to May 1992. Before joining the Company, Dr. Jacobs was Executive Vice President and a Director of M/A-COM, Inc., a telecommunications company. From October 1968 to April 1985, Dr. Jacobs held various executive positions at LINKABIT (M/A-COM LINKABIT after August 1980), a company he co-founded. During most of his period of service with LINKABIT, he was Chairman, President and Chief Executive Officer and was at all times a Director. Dr. Jacobs received his B.E.E. degree from Cornell University and his M.S. and Sc.D. degrees from the Massachusetts Institute of Technology ("MIT").

ANDREW J. VITERBI

     Andrew J. Viterbi, age 61, one of the founders of the Company, has served as Vice-Chairman of the Board of Directors since it began operations in July 1985. From July 1985 through July 1996 he also served as the Company's Chief Technical Officer. From July 1983 to April 1985, Dr. Viterbi was Senior Vice President and Chief Scientist of M/A-COM, Inc., a telecommunications company. From October 1968 to April 1985, Dr. Viterbi held various executive positions at LINKABIT (M/A-COM LINKABIT after August 1980), a company he co-founded, and served as President of the M/A-COM LINKABIT subsidiary of M/A-COM, Inc. During most of his period of service with LINKABIT, he was Vice-Chairman and was at all times a Director. Dr. Viterbi received his B.S and M.S. degrees in Electrical Engineering from MIT and his Ph.D. degree from the University of Southern California. He is a member of both the National Academy of Engineering and the National Academy of Sciences.

ADELIA A. COFFMAN

     Adelia A. Coffman, age 44, one of the founders of the Company, has served as a Director of the Company from July 1985 to February 1989 and since January 1992. She also served as Chief Financial Officer of the company from July 1985 until April 1994 and held the titles of Vice President and Senior Vice President at the Company during that time. Ms. Coffman currently provides financial consulting services and is also active in Oregon Diverse Industries, LLC, a real estate investment and development company. From July 1970 until July 1985, Ms. Coffman held various positions at LINKABIT and M/A-COM LINKABIT. Prior to joining the Company, Ms. Coffman was Controller of M/A-COM LINKABIT. Ms. Coffman received her B.S. degree in Business from San Diego State University.

NEIL KADISHA

     Neil Kadisha, age 41, joined the Company as a Director in August 1988. Prior to becoming a Director of the Company, he served as Chairman of the Board and Chief Executive Officer of Omninet Corporation. In 1981, Mr. Kadisha founded GNC Industries, Inc./Stadco, an aerospace and aircraft component manufacturer, where he is currently serving as Chief Executive Officer. In 1989, Mr. Kadisha founded Texollini, Inc., a manufacturer of stretch fabric, where he currently serves as Chairman of the Board. In 1996, Mr. Kadisha became the Chief Executive Officer of HPM Corporation, the United States' second largest manufacturer of machinery for the plastics industry and machinery for the die casting industry. Mr. Kadisha's academic background is in Industrial Management and Economics from Manchester, United Kingdom.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING

JEROME S. KATZIN

     Jerome S. Katzin, age 78, became a Director of QUALCOMM in November 1987. Until his retirement in 1990, Mr. Katzin was a director or partner of Shearson Lehman Brothers Inc. and its predecessor investment banking firms since 1953. He is also a Director of the Coastal Corporation, an oil and gas business.

DUANE A. NELLES

     Duane A. Nelles, age 53, a certified public accountant, joined the Company as a Director in August 1988. Mr. Nelles has also served on the Board of Directors of WFS Financial Inc., an automotive finance company, since July 1995. He has been in the personal investment business since 1987. Prior to that, Mr. Nelles was a partner in the international public accounting firm of Coopers & Lybrand, which he joined in 1968 after receiving his M.B.A. degree from the University of Michigan.

FRANK SAVAGE

     Frank Savage, age 58, became a Director of the Company in February 1996. He has been serving as Chairman of Alliance Capital Management International and a Director of Alliance Capital Management Corporation since July 1993. He also served as Senior Vice President of The Equitable Life Assurance Society of the United States from February 1988 until March 1996. Alliance Capital is an investment management subsidiary of Equitable Life Assurance Society. He was the Chairman of Equitable Capital Management Corporation, an Equitable Life investment management subsidiary, from April 1992 until it merged with Alliance Capital in July 1993. From December 1970 to July 1985 he held various positions with Equitable Life including investment officer and Vice President. Mr. Savage is a Director of Lockheed Martin Corporation, an aero-technology corporation, ARCO Chemical Company, a manufacturing company, Essence Communications, Inc., a media company and The Johns Hopkins and Howard Universities. He earned a B.A. from Howard University in 1962, an M.A. from The Johns Hopkins University Nitze School of Advanced International Studies in 1968 and received an Honorary Doctorate Degree in Humane Letters from Hofstra University.

BRENT SCOWCROFT

     Brent Scowcroft, age 71, became a Director of the Company in December 1994. General Scowcroft is the President of The Scowcroft Group, Inc., an international business consulting firm he founded in June 1994. He is also the President of the Forum for International Policy, a non-profit organization that he founded in 1993 that promotes American leadership and foreign policy. He served as Assistant to the President for National Security Affairs for President Bush from January 1989 until January 1993; he also held that position for President Ford during his term. A retired U.S. Air Force Lieutenant General, General Scowcroft served in numerous national security posts in the Pentagon and the White House prior to his appointments as Assistant to the President for National Security Affairs. He received his B.S. degree from West Point and M.A. and Ph.D. degrees from Columbia University. General Scowcroft is a Director of Northrop Grumman Corporation, an aerospace company, Pennzoil Company, an oil and gas company and Enron Global Power & Pipelines L.L.C., a utility company and a member of the Board of Trustees of the Rand Corporation, a research and development company.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended September 29, 1996, the Board of Directors held seven meetings. The Board has an Audit Committee, a Compensation Committee, a Nominating Committee and a Stock Option Committee.

     The Audit Committee meets at least quarterly with the Company's management and independent accountants to, among other things, review the results of the annual audit and discuss the financial statements, recommend to the Board the independent accountants to be retained and receive and consider the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee, which as of the end of fiscal 1996 was composed of Messrs. Nelles (Committee Chairman), Kadisha, Katzin and Ms. Coffman, met five times during such fiscal year.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, administers and approves stock offerings under the Company's 1991 Employee Stock Purchase Plan and the 1996 Non-Qualified Employee Stock Purchase Plan, administers the Company's 1991 Stock Option Plan and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which as of the end of fiscal 1996 was composed of Messrs. Katzin (Committee Chairman), Nelles and Stern, met five times during such fiscal year. Mr. Atkinson, a former member of that Committee, attended the first meeting during the fiscal year and thereafter resigned from the Committee.

     The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Company's Board of Directors and committees thereof. The Company's Bylaws provide for procedures for consideration of nominees recommended by stockholders. Effective February 1995, the Nominating Committee included Messrs. Sacerdote (Committee Chairman), Kadisha and Ms. Coffman; this Committee met one time during fiscal 1996. Effective February 1996, the Nominating Committee was reconstituted to consist of Messrs. Katzin (Committee Chairman), Nelles, Savage and Scowcroft and did not meet during the remainder of fiscal 1996. This Committee met in November 1996 and December 1996 to nominate the Class III Director nominees and Dr. Kahn as a Class II Director nominee, respectively, subject to stockholder approval, as further discussed in Proposal 1.

     The Stock Option Committee administers and awards stock options to employees and consultants (other than with respect to directors and corporate officers of the Company) under the Company's 1991 Stock Option Plan. The Stock Option Committee, which as of the end of fiscal 1996 was composed of Messrs. Nelles (Committee Chairman), Jacobs, Viterbi and White, met four times during such fiscal year.

     During the fiscal year ended September 29, 1996, each Board member attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a Director or Committee member, respectively.

                                   PROPOSAL 2

               APPROVAL OF THE 1991 STOCK OPTION PLAN, AS AMENDED

     In August 1991, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1991 Stock Option Plan (the "Option Plan") authorizing the issuance of 9,000,000 shares of the Company's Common Stock. In September 1993, November 1994 and November 1995 the Board of Directors approved, and the stockholders subsequently approved, amendments to the Option Plan to increase the number of shares issuable to 13,000,000 shares, 17,000,000 shares and 23,000,000 shares, respectively.

     In November 1996, the Board approved amendments to the Option Plan, subject to stockholder approval, to enhance the flexibility of the Company in granting stock options under the Option Plan to the Company's employees and consultants. The amendments are to: (i) increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 5,400,000 shares to a total of 28,400,000 shares; (ii) eliminate the authority of the Board of Directors to grant non-qualified stock options at less than 100% of the then fair market value of the stock; and (iii) eliminate the authority of the Board of Directors to reprice options of corporate officers or directors. Prior to these amendments, as of November 17, 1996, an aggregate of 21,693,740 shares of the Company's Common Stock had been granted under the Option Plan (net of canceled or expired options), and 1,306,260 shares (plus any shares that might in the future be returned to the Option Plan as a result of cancellations or expirations of options) remained available for future grant under the Option Plan.

     The Company has been experiencing a period of significant growth in hiring and the Company's management and Board of Directors believe that stock options are a key aspect of the Company's ability to attract qualified engineering, technical and other personnel in the face of an increasingly competitive hiring environment. The Board increased the number of shares reserved for issuance under the Option Plan to ensure that the Company is able to continue to grant stock options to employees and consultants at levels determined appropriate by the Board, the Compensation Committee and the Stock Option Committee. In the event that this Proposal 2 is not approved by the stockholders, and as a consequence the Company is unable to continue to grant options at competitive levels, the Company's management believes that it will negatively effect the Company's ability to manage future growth that may require the hiring of additional highly qualified personnel.

     The Board has full discretion to determine the number and amount of options to be granted to employees under the Plan, subject to an annual limitation on the total number of options that may be granted to any employee. Therefore, the benefits and amounts that will be received by each of the executive officers of the Company named in the Summary Compensation Table under "Compensation of Executive Officers" (the "Named Executive Officers"), all executive officers as a group, all non-executive officer directors as a group and all non-executive officer employees as a group under the Plan are not presently determinable. Details on stock options granted during the last three years to Named Executive Officers are presented in the Summary Compensation Table under "Compensation of Executive Officers."

     Stockholders are requested in this Proposal 2 to approve the Option Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Option Plan, as amended. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the Option Plan, as amended, are outlined below.

GENERAL

     The Option Plan provides for the grant of both incentive and non-qualified stock options. Incentive stock options granted under the Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company has not granted incentive stock options since December 1988 and currently has no outstanding incentive stock options. Non-qualified stock options granted under the Option Plan are not intended to qualify as incentive stock options under the Code. See "Tax Information" for a discussion of the tax treatment of incentive and non-qualified stock options.

PURPOSE

     The Option Plan was adopted to provide a means by which selected officers, directors and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

     The Option Plan is administered by the Board of Directors. The Board has the power to construe and interpret the Option Plan and, subject to the provisions of the Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration to be paid upon exercise of an option and other terms of the option. The Board of Directors is authorized to delegate administration of the Option Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Option Plan to the Compensation Committee of the Board. The Board has also delegated administration of the Option Plan to the Stock Option Committee of the Board with respect to option grants to persons other than directors and corporate officers of the Company. As used herein with respect to the Option Plan, the "Board" refers to the Compensation Committee and the Stock Option Committee as well as to the Board of Directors itself.

STOCK SUBJECT TO THE OPTION PLAN

     If options granted under the Option Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the Option Plan.

ELIGIBILITY

     Incentive stock options may be granted only to selected employees (including corporate officers) of the Company and its affiliates. Non-qualified stock options may be granted to selected employees (including corporate officers), directors and consultants. As of November 25, 1996, approximately 4,400 persons were eligible to receive grants under the Option Plan.

     No incentive stock options may be granted under the Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed 5 years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options granted under the Option Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the Option Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. In November 1996, the Board approved an amendment to the Option Plan, subject to stockholder approval, so that the exercise price of non-qualified stock options may not be less than the fair market value of the stock subject to the option on the date of the option grant. Prior to the amendment, the exercise price of non-qualified stock options under the Option Plan could be granted as low as 85% of the fair market value of the stock subject to the option on the date of the option grant. At November 25, 1996, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $42.00 per share. The exercise price of options granted under the Option Plan must be paid either: (i) in cash at the time the option is exercised; or (ii) at the discretion of the Board, (a) by delivery of other Common Stock of the Company, (b) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

     Option Repricing. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or non-qualified, with new lower priced options. The Company has provided that opportunity to employees (other than corporate officers) in the past. In November 1996, the Board approved an amendment to the Option Plan, subject to stockholder approval, to eliminate the authority of the Board of Directors to reprice options of corporate officers or directors.

     Option Exercise. Options granted under the Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Options granted under the Option Plan generally are subject to vesting over a 5-year period, with a specified percentage of each option vesting on various annual anniversary dates of the option's date of grant, provided that the optionee has continuously provided services to the Company or an affiliate of the Company from such date of grant until the applicable vesting date. In connection with an option exchange program offered to employees (other than corporate officers) in February 1994, the Company granted options subject to vesting over 6 years with 20% vesting on each of the second, third, fourth, fifth and sixth anniversaries of the date of grant. Shares covered by options granted in the future under the Option Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Option Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ or cease to be a consultant of the Company before vesting.

     Term. The maximum term of options under the Option Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. The Option Plan provides for earlier termination of an option due to the optionee's cessation of service. Options under the Option Plan generally terminate 30 days after the optionee ceases to provide services to the Company or any affiliate of the Company, unless such termination is due to such person's death or permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination, but only to the extent the option was exercisable at the time of such termination. The Board has discretion to suspend and/or extend the vesting and/or term of options granted to persons on leaves of absence. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship.

RESTRICTIONS ON TRANSFER

     Incentive stock options granted under the Option Plan may not be transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the person to whom the option is granted only by such person. The Option Plan, as amended by the Board, provides that non-qualified stock options shall be transferable by the Optionee only upon such terms and conditions as set forth in the Option Agreement as the Board shall determine in its discretion. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

EFFECT OF CERTAIN CORPORATE EVENTS

     If any change is made in the stock subject to the Option Plan or subject to any option granted under the Option Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration of the Company), the Option Plan and options outstanding thereunder will be appropriately adjusted as to the type(s) and the maximum number of securities subject to such plan, the maximum number of securities which may be granted to an employee in a particular calendar year and the type(s), number of securities and price per share of stock subject to such outstanding options.

     In the event of a merger or consolidation in which the Company is not the surviving corporation or a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding prior to the merger are converted into other property, then to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the Option Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation refuses to assume or continue options outstanding under the Option Plan, or to substitute similar options, then with respect to options held by persons then performing services as employees, directors or consultants for the Company or any affiliate of the Company, the time during which such options may be exercised will be accelerated and the options terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any options outstanding under the Option Plan will terminate if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Option Plan at any time. Unless sooner terminated, the Option Plan will terminate on August 18, 2001.

     The Board may also amend the Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve (12) months before or after its adoption by the Board if the amendment would: (i) increase the number of shares reserved for options under the Option Plan; (ii) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code); or (iii) modify the Option Plan in any other way if such modification requires stockholder approval in order for the Option Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any. The Company has not granted incentive stock options since December 1988 and currently has no outstanding incentive stock options.

     Non-qualified Stock Options. Non-qualified stock options granted under the Option Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax-reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: either (a)(i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a Compensation Committee comprised solely of "outside directors" (as defined in Section 162(m)) and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (b) the option is granted by a Compensation Committee comprised solely of "outside directors" and is granted (or exercisable) only upon the achievement (as certified in writing by the

Compensation Committee) of an objective performance goal established by the Compensation Committee while the outcome is substantially uncertain and approved by the stockholders.

     For the aforementioned reasons, the Company's Option Plan was amended to provide for an annual per employee limitation as required under Section 162(m). Such limit was approved by the stockholders in February 1995. Because the Company's Compensation Committee is comprised solely of "outside directors," options granted by such committee will qualify as "performance-based compensation." The Stock Option Committee is not comprised solely of "outside directors;" consequently, options granted by the Stock Option Committee will not qualify as "performance-based compensation."

     Other Tax Consequences. The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the Option Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the Option Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

                                   PROPOSAL 3

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending September 28, 1997 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Price Waterhouse LLP has audited the Company's financial statements since the Company commenced operations in 1985. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Price Waterhouse LLP as the Company's independent accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Price Waterhouse LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Price Waterhouse LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of November 25, 1996, by: (i) each director and nominee for director; (ii) each of the Named Executive Officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                           BENEFICIAL OWNERSHIP(1)
                                                           ------------------------
                                                           NUMBER OF      PERCENT
                      NAME OF BENEFICIAL OWNER               SHARES       OF TOTAL
            ---------------------------------------------  ----------    ----------
            Irwin Mark Jacobs(2)(14).....................   3,021,308       4.53%
            Andrew J. Viterbi(3)(14).....................   2,026,419       3.04%
            Harvey P. White(4)(14).......................     487,231           *
            Richard Sulpizio(5)(14)......................      69,441           *
            Anthony S. Thornley(14)......................      14,000           *
            Richard C. Atkinson(6)(14)...................     196,252           *
            Adelia A. Coffman(7)(14).....................     314,410           *
            Neil Kadisha(8)(14)..........................   1,630,294       2.45%
            Robert E. Kahn...............................           0          --
            Jerome S. Katzin(9)(14)......................     225,334           *
            Duane A. Nelles(10)(14)......................      29,000           *
            Peter M. Sacerdote(11)(14)...................      63,000           *
            Frank Savage(14).............................           0          --
            Brent Scowcroft(14)..........................      14,500           *
            Marc I. Stern(12)(14)........................      14,000           *
            All Executive Officers and Directors as a
              Group (23 persons)(13)(14).................   9,112,407      13.57%

---------------

  *  Less than 1%

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated in the footnotes to this table and subject to marital property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 66,601,029 shares outstanding on November 25, 1996, adjusted as required by rules promulgated by the Commission.

 (2) Includes 2,782,954 shares held in family trusts and 118,354 shares held in trusts for the benefit of relatives, as to which Dr. Jacobs disclaims beneficial ownership.

 (3) Includes 1,714,538 shares held in family trusts and 268,000 shares held in trusts for the benefit of relatives.

 (4) Includes 367,000 shares held in family trusts, 1,000 shares held in a charitable remainder trust, and 21,075 shares held in trusts for the benefit of relatives.

 (5) Includes 3,881 shares held in family trusts.

 (6) Includes 5,000 shares held in a foundation of which Dr. Atkinson disclaims beneficial ownership. Also includes 119,852 shares held in family trusts, 51,000 shares held in a pension plan trust for the benefit of employees of a business operated by Dr. Atkinson and 2,400 shares held in trust for the benefit of relatives.

 (7) Includes 281,010 shares held in family trusts.

 (8) Includes 63,348 shares held in trust as to which Mr. Kadisha disclaims beneficial ownership.

 (9) Includes 172,266 shares held in family trusts and 35,068 shares held in trust for the benefit of Mr. Katzin's grandchildren of which Mr. Katzin's wife is the trustee.

(10) Includes 1,000 shares held by Mr. Nelles' children.

(11) Includes 15,000 shares held in a foundation of which Mr. Sacerdote disclaims beneficial ownership.

(12) Includes 2,000 shares held in family trusts.

(13) Includes 2,240 shares held by executive officers' spouses and 1,000 shares held for the benefit of the executive officers' children.

(14) Includes shares issuable upon exercise of options exercisable within 60 days of November 25, 1996 as follows: Dr. Jacobs, 120,000 shares; Dr. Viterbi, 40,000 shares; Mr. White, 60,000 shares; Mr. Sulpizio, 65,560 shares; Mr. Thornley, 14,000 shares; Dr. Atkinson, 18,000 shares; Ms. Coffman, 33,400 shares (including 1,400 shares subject to options held by Ms. Coffman's husband); Mr. Kadisha, 18,000 shares; Mr. Katzin, 18,000 shares; Mr. Nelles, 18,000 shares; Mr. Sacerdote, 18,000 shares; Mr. Scowcroft, 12,000 shares; Mr. Stern, 12,000 shares; all directors and executive officers as a group, 559,560 shares (including 4,000 shares subject to options held by an executive officer's spouse).

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 29, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each non-employee director of the Company receives (i) a fee of $1,500 for each meeting of the Board of Directors attended in person by such director, (ii) a fee of $750 for each meeting of the Board of Directors in which such director participates by telephone, (iii) except when held on the same day as a Board meeting, a fee of $750 for each meeting of a committee of the Board of Directors attended in person by such director and (iv) a fee of $400 for each meeting of a committee of the Board of Directors in which such director participates by telephone. In the fiscal year ended September 29, 1996, the total amount of such compensation paid to non-employee directors was approximately $107,150. When traveling in excess of 200 miles, the members of the Board of Directors are also eligible for reimbursement for their travel expenses incurred in connection with attendance at Board meetings and committees of the Board of Directors meetings.

     Non-employee directors of the Company are eligible to receive stock option grants under the Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan") following their initial election to serve on the Board. Only non-employee directors of the Company are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are not intended by the Company to qualify as incentive stock options under the Code.

     The Directors' Plan provides for a one-time grant to each non-employee director of an option to purchase 60,000 shares of the Company's Common Stock, effective upon the initial election of such person for the first time to serve as a non-employee director of the Company. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is the fair market value of the Common Stock subject to the option on the date of the option grant.

     Options granted on or after November 18, 1996 under the Directors' Plan, as amended by the Board of Directors, vest over 5 years according to the following schedule: So long as the optionee continues to serve as a non-employee director or employee of, or consultant to the Company, 20% of the shares subject to the option will vest on each of the first, second, third, fourth and fifth anniversaries of the date of grant. Options granted under the Directors' Plan prior to November 18, 1996 vest over 5 years according to the following schedule: So long as the optionee continues to serve as a non-employee director (or, as such options have been amended by the Board, as an employee of or consultant to the Company), 20% of the shares subject to the option will vest on each of the second, third and fourth anniversaries of the date of grant, and the remaining 40% of such shares will vest on the fifth anniversary of the date of grant. The term of all options under the Directors' Plan is ten years, but such options terminate 30 days after the optionee ceases to be a non-employee director, employee or consultant (including those options granted prior to November 18, 1996, as amended), unless the termination is due to such person's death or permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination, but only to the extent the option was exercisable at the time of such termination.

     If any change is made in the stock subject to the Directors' Plan, or subject to any option granted under the Directors' Plan, the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the type(s) and maximum number of securities subject to the Directors' Plan and the type(s), number of securities and price per share of stock subject to such outstanding options.

     During the fiscal year which ended September 29, 1996, upon his election to the Board in February 1996, Mr. Savage was granted options to purchase 60,000 shares of Common Stock pursuant to the Directors' Plan. In addition, if elected to serve as a Class II member of the Board as provided for under Proposal 1, Dr. Kahn will receive an option under the Directors' Plan to purchase 60,000 shares of Common Stock. As of November 25, 1996, no options had been exercised under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

     The following table shows, for each of the three fiscal years ended September 29, 1996, compensation awarded or paid to, or earned by the Named Executive Officers:

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                         ------------
                                            ANNUAL COMPENSATION(1)        SECURITIES          ALL
                                        ------------------------------    UNDERLYING         OTHER
  NAME AND PRINCIPAL POSITION    YEAR    SALARY     BONUS     OTHER(2)    OPTIONS(#)    COMPENSATION(3)
-------------------------------  ----   --------   --------   --------   ------------   ---------------
Irwin Mark Jacobs..............  1996   $476,477   $200,000   $      0      215,000         $46,706
  Chairman of the Board and      1995   $390,992   $250,000   $      0       75,000         $ 5,082
  Chief Executive Officer        1994   $321,221   $200,000   $      0            0         $ 4,453
Harvey P. White................  1996   $354,963   $100,000   $      0       85,000         $34,437
  President                      1995   $297,462   $150,000   $      0       60,000         $ 4,654
                                 1994   $242,566   $125,000   $      0            0         $ 4,025
Andrew J. Viterbi..............  1996   $308,594   $100,800   $      0       85,000         $29,903
  Vice Chairman of the Board     1995   $266,032   $110,000   $      0       45,000         $ 4,544
                                 1994   $223,101   $100,800   $      0            0         $ 3,915
Richard Sulpizio...............  1996   $277,702   $110,000   $      0       80,000         $ 3,386
  Chief Operating Officer        1995   $223,486   $110,000   $      0       30,000         $ 3,329
                                 1994   $193,970   $ 75,000   $      0            0         $ 2,520
Anthony S. Thornley............  1996   $251,098   $ 85,000   $      0       55,000         $15,730
  Senior Vice-President and      1995   $221,962   $ 75,000   $      0       10,000         $ 3,394
  Chief Financial Officer        1994   $107,141   $ 35,000   $124,224       70,000         $   691

---------------

(1) As permitted by rules established by the Commission, no amounts are shown with respect to certain "perquisites" where such amounts do not exceed the lesser of 10% of bonus plus salary or $50,000.

(2) In April 1994, Anthony S. Thornley joined the Company as Chief Financial Officer. The Company made payments on his behalf related to his relocation in the amount of $73,271. The additional $50,953 represents gross-ups paid to Mr. Thornley for tax liabilities incurred as a result of such relocation payments.

(3) Includes Company matching 401(k) contributions, executive benefits payments and executive retirement stock matching as follows:

                                                COMPANY
                                               MATCHING      EXECUTIVE      EXECUTIVE
                                                401(K)       BENEFITS       RETIREMENT      TOTAL OTHER
                  NAME                YEAR   CONTRIBUTIONS   PAYMENTS    CONTRIBUTIONS(1)   COMPENSATION
    --------------------------------  ----   -------------   ---------   ----------------   ------------
    Irwin Mark Jacobs...............  1996      $ 2,191       $ 2,948        $ 41,567         $ 46,706
                                      1995      $ 2,134       $ 2,948        $      0         $  5,082
                                      1994      $ 1,505       $ 2,948        $      0         $  4,453
    Harvey P. White.................  1996      $ 2,191       $ 2,520        $ 29,726         $ 34,437
                                      1995      $ 2,134       $ 2,520        $      0         $  4,654
                                      1994      $ 1,505       $ 2,520        $      0         $  4,025
    Andrew J. Viterbi...............  1996      $ 2,191       $ 2,410        $ 25,302         $ 29,903
                                      1995      $ 2,134       $ 2,410        $      0         $  4,544
                                      1994      $ 1,505       $ 2,410        $      0         $  3,915
    Richard Sulpizio................  1996      $ 2,191       $ 1,195        $      0         $  3,386
                                      1995      $ 2,134       $ 1,195        $      0         $  3,329
                                      1994      $ 1,325       $ 1,195        $      0         $  2,520
    Anthony S. Thornley.............  1996      $ 2,191       $ 1,260        $ 12,279         $ 15,730
                                      1995      $ 2,134       $ 1,260        $      0         $  3,394
                                      1994      $   691       $     0        $      0         $    691

---------------

(1) The Company has a voluntary retirement plan that allows eligible executives to defer up to 100% of their income on a pre-tax basis. The participants receive a 50% company stock match on a maximum deferral of 15% of income payable only upon eligible retirement. Participants become fully vested in the stock benefit at age 65 and may become partially vested earlier upon reaching age 62 1/2 and completing ten years of employment with the Company. The employee contributions and the stock benefit are unsecured and subject to the general creditors of QUALCOMM. At September 29, 1996, 494 shares and 354 shares were vested on behalf of Irwin Mark Jacobs and Harvey White, respectively.

                        1996 FISCAL YEAR STOCK OPTION GRANTS

     The Company grants options to its executive officers under the Option Plan. As of November 25, 1996, options to purchase a total of 21,743,940 shares had been granted, 16,257,753 of which are presently outstanding and 5,486,387 of which have been exercised under the Option Plan, and options to purchase 6,655,860 shares remained available for grant thereunder, including those options subject to shareholder approval under Proposal 2.

     The following tables show for the fiscal year ended September 29, 1996 certain information regarding options granted to, exercised by and held at year end by the Named Executive Officers:

                               NUMBER OF                                                POTENTIAL REALIZABLE
                               SECURITIES     % OF TOTAL                                  VALUE AT ASSUMED
                               UNDERLYING       OPTIONS         INDIVIDUAL GRANTS      ANNUAL RATES OF STOCK
                                OPTIONS       GRANTED TO      ---------------------        OPTION TERM(2)
                                GRANTED      EMPLOYEES IN     EXERCISE   EXPIRATION   ------------------------
            NAME                 (#)(1)     FISCAL YEAR (%)   PRICE($)      DATE          5%           10%
-----------------------------  ----------   ---------------   --------   ----------   ----------   -----------
Irwin Mark Jacobs............    215,000          3.7%         $46.31      7/11/06    $6,261,684   $15,868,336
Harvey P. White..............     85,000          1.4%         $46.31      7/11/06    $2,475,549   $ 6,273,528
Andrew J. Viterbi............     85,000          1.4%         $46.31      7/11/06    $2,475,549   $ 6,273,528
Richard Sulpizio.............     80,000          1.4%         $46.31      7/11/06    $2,329,929   $ 5,904,497
Anthony S. Thornley..........     55,000           .9%         $46.31      7/11/06    $1,601,826   $ 4,059,342

---------------

(1) Such options vest according to the following schedule: 20% vest on each of the first, second, third, fourth and fifth anniversaries of the date of grant.

(2) Calculated on the assumption that the market value of the underlying stock increases at the stated values, compounded annually. Options granted under the Option Plan generally have a maximum term of ten years. The total appreciation of the options over their ten year terms at 5% and 10% is 63% and 159%, respectively.

          1996 FISCAL YEAR OPTION EXERCISES AND YEAR-END OPTION VALUES

                       SHARES                   NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                      ACQUIRED                    UNEXERCISED OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                         ON         VALUE             SEPTEMBER 29, 1996                 SEPTEMBER 29, 1996(1)
                      EXERCISE     REALIZED    ---------------------------------   ---------------------------------
        NAME             (#)         ($)       EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
--------------------  ---------   ----------   --------------   ----------------   --------------   ----------------
Irwin Mark Jacobs...     80,000   $3,294,400       120,000           470,000         $1,680,240        $3,716,010
Harvey P. White.....     20,000   $  637,400        60,000           235,000         $  840,120        $2,216,700
Andrew J. Viterbi...    215,000   $7,922,700        40,000           190,000         $  560,080        $1,557,510
Richard Sulpizio....     16,240   $  699,872        65,560           176,000         $1,448,285        $1,525,392
Anthony S.
  Thornley..........          0   $        0        14,000           121,000         $  275,688        $1,262,172

---------------

(1) Represents the closing price per share of the underlying shares on the last day of the fiscal year less the option exercise price multiplied by the number of shares. The closing value per share was $43.56 on the last trading day of the fiscal year as reported on the Nasdaq National Market.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)

OVERVIEW AND PHILOSOPHY

     QUALCOMM's Compensation Committee of the Board of Directors (the "Committee") is composed of three outside directors, Chairman Jerome S. Katzin, Duane A. Nelles and Marc I. Stern. Among other responsibilities, the Committee reviews and approves annual executive officer compensation. In general, the compensation policies adopted by the Committee continue to be designed to: (i) attract and retain executives capable of leading the Company to meet its business objectives and (ii) motivate the Company's executives to enhance long-term stockholder value.

EXECUTIVE OFFICER COMPENSATION

     The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation in the form of a cash bonus and long-term incentive compensation in the form of stock option grants at current market prices.

     The Committee has access to a number of recognized executive management and compensation studies(2). These form the basis for arriving at judgment decisions as to the appropriate levels of executive compensation for QUALCOMM. In general, the Committee attempts to set annual executive cash compensation (base salary and bonus) and provide option grants at levels above the median levels contained in such studies, adjusted for the size of QUALCOMM, its stage of development, the highly competitive and innovative nature of the telecommunications industry and the level of responsibility, experience, performance and contribution of each executive officer to the Company's growth and profitability. In addition, fiscal 1996 was a year of significant achievement in all aspects of the Company's business. This considerable record was a dominant factor in the Company's decision on salaries, bonuses and stock options for executive officers of the Company. Our purpose is to attract and retain the best and most talented people.

  Base Salary

     Over the past few years the Committee has moved executive officer base salary to competitive levels relative to the various markets from which QUALCOMM attracts executive talent. During the past year, QUALCOMM has noted intensified competition for senior level talent in the wireless communications industries. Because of this condition and due to the continuing rapid growth of the Company, the base salary for executive officers generally continues to be set above the median level of the market surveys. However, the base salary levels for each of the Named Executive Officers remains generally at or below the respective median base salary levels derived from the studies.

  Annual Cash Incentive Bonus

     The Company pays bonuses to its executive officers based primarily upon consideration by the Committee at the end of the fiscal year of the Company's performance, after considering the compensation studies, individual performance and the other factors noted above. The Company does not have an arithmetically derived bonus formula. The Company is experiencing dynamic growth in its business as it introduces new products and technologies and expands into communications markets in the U.S. and abroad.

---------------

(1) The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) Salary surveys and the stock performance indices, which appear under the caption "Performance Measurement Comparison," are based on different sets of comparable companies primarily due to the availability of data from different sources.

The Company has made these advances in an environment characterized by significant competition from established corporations with much greater resources. The Committee concluded that cash bonuses were justified by the Company's performance, but because the Company has not yet achieved profitability in its CDMA business, the Committee determined that fiscal year 1996 bonuses generally be kept below the median bonus levels of comparable companies as determined in the surveys mentioned.

  Stock Option Grants

     The Company broadly grants stock options in order to provide long-term incentives and align employee and stockholder long-term interests by creating a direct link between compensation and stockholder return. Stock options are granted at an option price equal to the fair market value of the Company's Common Stock on the date of grant. In order to facilitate long-term incentives through the option grants, options are subject to vesting over five years, with 20% of the shares vesting at the end of the first, second, third, fourth and fifth years following the date of grant. During fiscal 1996, 13% of total options granted were to executive officers of the Company and 9% of total options granted were to Named Executive Officers.

     In addition to the factors described above in setting individual salaries and bonuses, in determining executive officer stock option grants the Committee considers the number of shares subject to options previously granted to each executive officer, including the number of such shares that have vested and that remain unvested. The vesting period is designed to encourage employees to work with a long term view of the company's welfare and to establish their long term affiliation to the Company. It is also designed to reduce employee turnover and to retain the trained skills of valued staff.

     Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has determined that stock options granted by the Compensation Committee under the Company's 1991 Stock Option Plan with an exercise price at least equal to the fair market value of the Company's common stock on the date of grant shall be treated as "performance-based compensation."

CHAIRMAN AND CHIEF EXECUTIVE OFFICER SALARY

     Dr. Irwin Mark Jacobs continues to provide outstanding personal leadership as the Chief Executive Officer of the Company. Under Dr. Jacobs' direction, the Company continues to be an industry leader in technology and innovation, and is well positioned to benefit from successes in developing and deploying CDMA technology and products as a global standard in wireless networks. The Company's fiscal 1996 achievements in revenue growth, order backlog, product development and shipments were consistent with the Company's objectives. During fiscal 1996, Dr. Jacobs earned a base salary of $476,000, a 22% increase over the prior year. In light of the leadership he demonstrated during the year, in July 1996, the Committee granted Dr. Jacobs a stock option grant to purchase 215,000 shares of Common Stock at an exercise price of $46.31 per share (the fair market value of the stock at the time of the grant), and at the end of fiscal 1996 the Committee determined that Dr. Jacobs should receive a $200,000 bonus. We are proud to note that, in November 1996, Dr. Jacobs was named Master Entrepreneur of the Year by Ernst & Young LLP.

                                          COMPENSATION COMMITTEE
                                          Jerome S. Katzin, Chairman
                                          Duane A. Nelles
                                          Marc I. Stern

                       PERFORMANCE MEASUREMENT COMPARISON

     The following graph compares total stockholder returns of the Company since its initial public offering of Common Stock on December 13, 1991 to two indices: the Nasdaq CRSP Total Return Index for the Nasdaq Stock Market, U.S. companies (the "Nasdaq-US") and the Nasdaq CRSP Total Return Index for Communications Equipment Stocks, SIC 3660-3669 (the "Nasdaq-Industry"). The total return for the Company's stock and for each index assumes the reinvestment of dividends, although dividends have never been declared on the Company's stock, and is based on the returns of the component companies weighted according to their capitalizations as of the end of each quarterly period. The Nasdaq-US tracks the aggregate price performance of all equity securities of U.S. companies traded on the Nasdaq National Market (the "NNM") and the Nasdaq Small-Cap Market (the "Small-Cap Market"). The Nasdaq-Industry tracks the aggregate price performance of equity securities of communications equipment companies traded on the NNM and the Small-Cap Market. The Company's Common Stock is traded on the NNM and is a component of both the Nasdaq-US and the Nasdaq-Industry.(1)

           COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT SINCE THE COMPANY'S INITIAL PUBLIC OFFERING ON DECEMBER 13, 1991(2)

VALUE OF INVESTMENT

                                 NASDAQ INDUSTRY          NASDAQ
                 QUALCOMM             INDEX           U.S. COMPANIES    BASELINE
MONTH-END      INCORPORATED      (SIC 3660-3669)          INDEX          INDEX
---------      ------------      ---------------      --------------    --------
12/13/91        $100.000             $100.000            $100.000       $100.000
 3/29/92        $119.444             $116.936            $112.045       $100.000
 6/28/92        $100.000              $97.238            $101.123       $100.000
 9/27/92         $77.083             $103.016            $107.299       $100.000
12/27/92        $150.000             $145.872            $124.101       $100.000
 3/28/93        $252.778             $166.803            $126.764       $100.000
 6/27/93        $306.945             $200.547            $129.296       $100.000
 9/26/93        $456.945             $255.643            $139.968       $100.000
12/26/93        $313.889             $240.909            $141.178       $100.000
 3/27/94        $288.889             $241.327            $146.227       $100.000
 6/26/94        $177.778             $175.519            $129.841       $100.000
 9/25/94        $288.889             $208.896            $141.870       $100.000
12/25/94        $286.111             $249.313            $139.652       $100.000
 3/26/95        $361.111             $286.388            $154.594       $100.000
 6/25/95        $375.000             $351.832            $177.523       $100.000
 9/24/95        $522.222             $444.270            $199.705       $100.000
12/31/95        $477.778             $403.990            $200.157       $100.000
 3/31/96        $461.111             $417.585            $209.505       $100.000
 6/30/96        $590.278             $519.936            $226.588       $100.000
 9/29/96        $484.028             $496.405            $235.344       $100.000

Note: Historical stock price performance is not necessarily indicative of future price performance.

     QUALCOMM's closing stock price on the last trading day of the 1996 fiscal year was $43.56 per share.
---------------

(1) The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) Shows the cumulative total return on investment assuming an investment of $100 in each of the Company, the Nasdaq-US and the Nasdaq-Industry on December 13, 1991. The cumulative total return on the Company's stock has been computed based on $9.00 per share, the closing price of the Company's shares on December 13, 1991.

                              CERTAIN TRANSACTIONS

     The Company's policy is that it will not make loans to or enter into other transactions with directors, officers, or affiliates unless such loans or transactions are approved by a majority of the Company's disinterested directors, may reasonably be expected to benefit the Company and are determined to be on terms no less favorable to the Company than could be obtained in arm's length transactions with unaffiliated third parties.

     The Company's Bylaws provide that the Company will indemnify its directors and may indemnify its officers, employees, and other agents to the fullest extent permitted by law. The Company believes that indemnification under its Bylaws covers at least negligence and gross negligence by indemnified parties, and may require the Company to advance litigation expenses in the case of stockholder derivative actions or other actions, against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification.

     In addition, the Company's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Company and its stockholders. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

     The Company has entered into separate indemnification agreements with its directors. These agreements may require the Company, among other things, to indemnify the directors against certain liabilities that may arise by reason of their status or service as directors (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified and to obtain directors' insurance if available on reasonable terms.

     The Company maintains insurance policies covering officers and directors under which the insurers agree to pay, subject to certain exclusions, including certain violations of securities laws, for any claim made against the directors and officers of the Company for a wrongful act that they may become legally obligated to pay or for which the Company is required to indemnify the officers or directors. The Company believes that its Certificate of Incorporation and Bylaw provisions, indemnification agreements and such insurance policies are necessary to attract and retain qualified persons as directors and officers.

     At present, there is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company as to which indemnification is being sought nor is the Company aware of any threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent.

     In November 1995, the Company paid $5,000,000 to purchase 1,666,666 shares of Series B Common Stock and provided a $25,000,000 short-term note receivable to NextWave Telecom Inc. ("NextWave"), a privately held company. As part of the share purchase, the Company also received warrants to buy 1,111,111 additional shares of Series B Common Stock at $3 per share. During March 1996, the Company converted $15,000,000 of note receivable into 5,000,000 shares of Series B Common Stock. During June 1996, the Company collected $9,602,000 of the short-term note receivable and converted the remaining principal balance of $398,000 into a 3 year promissory note convertible into 1,019,444 shares of Series C Common Stock. Janice Obuchowski, an officer, a Director and a stockholder of NextWave, was a Director of the Company until her resignation in November 1996.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

     A copy of the Company's Form 10-K Report for fiscal 1996, as filed with the Securities and Exchange Commission, excluding exhibits, may be obtained by stockholders without charge by written request addressed to Investor Relations, 6455 Lusk Blvd., San Diego, California 92121.

                                          By Order of the Board of Directors

                                          /s/ Irwin Mark Jacobs
                                          Irwin Mark Jacobs
                                          Chairman of the Board
                                          and Chief Executive Officer

January 3, 1997

                              QUALCOMM INCORPORATED

                             1991 STOCK OPTION PLAN

                Adopted by the Board of Directors August 19, 1991

              As amended by the Board of Directors on May 4, 1992,

                    September 8, 1993, and November 14, 1994

         As amended by the Compensation Committee on November 11, 1994

        As amended by the Board of Directors on November 6, 1995 and on
                               November 18, 1996

         1.       PURPOSES.

                  (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

                  (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                  (c) The Company intends that Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Non-qualified Stock Options. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and in such form as issued


                                       1.

pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

         2.       DEFINITIONS.

                  (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

                  (b) "BOARD" means the Board of Directors of the Company.

                  (c) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

                  (e) "COMPANY" means QUALCOMM Incorporated, a Delaware corporation.

                  (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as


                                       2.

an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer, including sick leave, military leave, or any other personal leave; or
(ii) transfers between the Company or between the Company, Affiliates or their successors. The term of each Option may be extended at the discretion of the Board or the chief executive officer (but not beyond ten (10) years from the date of original grant) for the period of any such approved leave of absence.

                  (h) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company.

                  (i) "DIRECTOR" means a member of the Board.

                  (j) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:


                                       3.

                           (i) If the common stock is listed on any established
stock exchange or traded on the National Market of the Nasdaq Stock Market, the Fair Market Value of a share of common stock shall be the average of the highest and lowest price at which the common stock was sold on such exchange or national market on the last market trading day prior to the date as of which the determination is to be made;

                           (ii) If the common stock is quoted on the Nasdaq
Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the high bid and high asked prices for the common stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                           (iii) In the absence of an established market for the
common stock, the Fair Market Value shall be determined in good faith by the Board.

                  (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (o) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation


                                       4.

S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

                  (p) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (r) "OPTION" means a stock option granted pursuant to the Plan.

                  (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (t) "OPTIONED STOCK" means the common stock of the Company subject to an Option.

                  (u) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option.

                  (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (as defined in the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of


                                       5.

the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving direct or indirect remuneration in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

                  (w) "PLAN" means this 1991 Stock Option Plan.

                  (x) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company when discretion is being exercised with respect to the Plan.

         3.       ADMINISTRATION.

                  (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

                  (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                           (1) To determine from time to time which of the
persons eligible under the Plan shall be granted Options; when and how the Option shall be granted; whether the Option will be an Incentive Stock Option or a Non-qualified Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.


                                       6.

                           (2) To construe and interpret the Plan and Options
granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                           (3) To amend the Plan or an Option as provided in
Section 11.

                           (4) Generally, to exercise such powers and to perform
such acts as the Board deems necessary or expedient to promote the best interests of the Company.

                  (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject


                                       7.

to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

         4.       SHARES SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate twenty-eight million four hundred thousand (28,400,000) shares of the Company's common stock; provided, however, that of such twenty-eight million four hundred thousand (28,400,000) shares, not more than five million three hundred twenty-four thousand four hundred eighty (5,324,480) shares of the Company's common stock (after giving effect to a 2:1 split in the Company's common stock effective February 16, 1994) shall be issued as a consequence of the assumption of options to acquire common stock of QUALCOMM, Inc., a California corporation, (the "Predecessor Company") pursuant to the Predecessor Company's Stock Option Plan, which plan has been terminated. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such Option shall again become available for issuance pursuant to exercises of options granted under the Plan.

                  (b) The stock subject to the Plan may be unissued shares or reacquired shares, whether bought on the market or otherwise.


                                       8.

         5.       ELIGIBILITY.

                  (a) Incentive Stock Options may be granted only to Employees. Non-qualified Stock Options may be granted only to Employees, Directors or Consultants.

                  (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

                  (c) No Employee shall be eligible to be granted in any calendar year Options covering more than 2% of the total number of shares of the Company's common stock outstanding on the record date for the Company's 1995 Annual Meeting of Stockholders (1,293,860 shares).

         6.       OPTION PROVISIONS.

                  Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

                  (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.


                                       9.

                  (b) PRICE. The exercise price of each Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

                  (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company or (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) in any other form of legal consideration that may be acceptable to the Board.

                  In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the


                                      10.

treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

                  (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Non-qualified Stock Option shall be transferable by the Optionee only upon such terms and conditions as set forth in the Option Agreement for such Non-qualified Stock Option, as the Board or the Committee shall determine in its discretion. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

                  (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this


                                      11.

subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

                  (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

                  (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A CONSULTANT OR DIRECTOR. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee


                                      12.

may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, the Board shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance pursuant to Options granted under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance pursuant to Options granted under the Plan.

                  (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance pursuant to Options granted under the


                                      13.

Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance pursuant to Options granted under the Plan.

                  (i) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (or such shorter period specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance pursuant to Options granted under the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance pursuant to Options granted under the Plan.

                  (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase


                                      14.

right in favor of the Company or to any other restriction the Board determines to be appropriate.

                  (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment;
(2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

         7.       COVENANTS OF THE COMPANY.

                  (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

                  (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to


                                      15.

issue and sell stock upon exercise of such Options unless and until such authority is obtained.

         8.       USE OF PROCEEDS FROM STOCK.

                  Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

         9.       MISCELLANEOUS.

                  (a) The Board shall have the power to accelerate the time at which an option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e) only for purposes of allowing early exercise, notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

                  (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

                  (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director or Consultant or Optionee any right to continue in the service of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, with or without cause, to remove any Director as provided in the Company's By-Laws and the provisions of the General Corporation Law of the State of Delaware, or to terminate the


                                      16.

relationship of any Consultant subject to the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

                  (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

         10.      ADJUSTMENTS UPON CHANGES IN STOCK.

                  (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration of the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan as well as the maximum number of securities subject to award to any Employee during any calendar year pursuant to subsection 5(c), and each outstanding Option will be appropriately adjusted in the type(s), number of securities, and price per share of stock subject to the outstanding Option. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the


                                      17.

Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

                  (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to options held by persons then performing services as Employees, Directors or Consultants for the Company, the time at which such Options may first be exercised shall be accelerated and the Options terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

         11.      AMENDMENT OF THE PLAN.

                  (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company


                                      18.

within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                           (i) Increase the number of shares reserved for
options under the Plan;

                           (ii) Modify the requirements as to eligibility for
participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the
Code); or

                           (iii) Modify the Plan in any other way if such
modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

                  (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

                  (c) Rights and obligations under any Option granted before amendment of the Plan or of such Option shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

                  (d) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights and obligations under any


                                      19.

Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing, and; provided, further, that any repricing of outstanding Options shall in no event apply to Officers as defined in subsection 2(q) or to persons denominated as officers of the Company by the Board.

                  (e) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         12.      TERMINATION OR SUSPENSION OF THE PLAN.

                  (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on August 18, 2001, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

                  (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.


                                      20.

         13.      EFFECTIVE DATE OF PLAN.

                  The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.


                                   21.

PROXY                                                                      PROXY
                              QUALCOMM INCORPORATED

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 11, 1997

The undersigned hereby appoints Irwin Mark Jacobs and Harvey P. White, and each of them, as attorneys and proxies of the undersigned, will full power of substitution, to vote all of the shares of stock of QUALCOMM Incorporated (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 6455 Lusk Boulevard, San Diego, California 92121 on Tuesday, February 11, 1997 at 9:00 a.m. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

    YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE,
      AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                   (Continued and to be signed on other side)



PROXY                                                                      PROXY
                              QUALCOMM INCORPORATED

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 11, 1997

The undersigned hereby appoints Irwin Mark Jacobs and Harvey P. White, and each of them, as attorneys and proxies of the undersigned, will full power of substitution, to vote all of the shares of stock of QUALCOMM Incorporated (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 6455 Lusk Boulevard, San Diego, California 92121 on Tuesday, February 11, 1997 at 9:00 a.m. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

    YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE,
      AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                   (Continued and to be signed on other side)



PROXY                                                                      PROXY
                              QUALCOMM INCORPORATED

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 11, 1997

The undersigned hereby appoints Irwin Mark Jacobs and Harvey P. White, and each of them, as attorneys and proxies of the undersigned, will full power of substitution, to vote all of the shares of stock of QUALCOMM Incorporated (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 6455 Lusk Boulevard, San Diego, California 92121 on Tuesday, February 11, 1997 at 9:00 a.m. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

    YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE,
      AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                   (Continued and to be signed on other side)

                              QUALCOMM INCORPORATED
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR
                      DIRECTOR AND FOR PROPOSALS 2 AND 3.


1. To elect five directors, whether by cumulative voting or otherwise, Robert E. Kahn to hold office until the 1999 Annual Meeting of Stockholders and the four other nominees to hold office until the 2000 Annual Meeting of Stockholders.

                                                For All
            For All         Withhold All         Except
              / /               / /               / /          _________________
                                                               Nominee Exception

NOMINEES:     Robert E. Kahn, Harvey P. White,
              Richard C. Atkinson, Peter M. Sacerdote
              and Marc I. Stern

(INSTRUCTION: To withhold authority to vote for any nominee(s) write such nominee(s)' name(s) above.)

2. To approve the Company's 1991 Stock Option Plan, as amended.

            For             Against         Abstain
            / /               / /               / /

3. To ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the Company's fiscal year ending September 28, 1997.

            For             Against             Abstain
            / /               / /                 / /

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.


Dated _____________________________, 1997

_________________________________________
Signature

_________________________________________
Signature

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.



                              QUALCOMM INCORPORATED
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR
                      DIRECTOR AND FOR PROPOSALS 2 AND 3.


1. To elect five directors, whether by cumulative voting or otherwise, Robert E. Kahn to hold office until the 1999 Annual Meeting of Stockholders and the four other nominees to hold office until the 2000 Annual Meeting of Stockholders.

                                                For All
            For All          Withhold All        Except
              / /               / /               / /          _________________
                                                               Nominee Exception

NOMINEES:     Robert E. Kahn, Harvey P. White,
              Richard C. Atkinson, Peter M. Sacerdote
              and Marc I. Stern

(INSTRUCTION: To withhold authority to vote for any nominee(s) write such nominee(s)' name(s) above.)

2. To approve the Company's 1991 Stock Option Plan, as amended.

            For             Against             Abstain
            / /               / /                 / /

3. To ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the Company's fiscal year ending September 28, 1997.

            For             Against             Abstain
            / /               / /                 / /

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.


Dated _____________________________, 1997

_________________________________________
Signature

_________________________________________
Signature

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.



                              QUALCOMM INCORPORATED
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR
                      DIRECTOR AND FOR PROPOSALS 2 AND 3.


1. To elect five directors, whether by cumulative voting or otherwise, Robert E. Kahn to hold office until the 1999 Annual Meeting of Stockholders and the four other nominees to hold office until the 2000 Annual Meeting of Stockholders.
                                                For All
            For All         Withhold All         Except
              / /               / /               / /         _________________
                                                               Nominee Exception

NOMINEES:     Robert E. Kahn, Harvey P. White,
              Richard C. Atkinson, Peter M. Sacerdote
              and Marc I. Stern

(INSTRUCTION: To withhold authority to vote for any nominee(s) write such nominee(s)' name(s) above.)

2. To approve the Company's 1991 Stock Option Plan, as amended.

            For             Against             Abstain
            / /               / /                 / /

3. To ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the Company's fiscal year ending September 28, 1997.

            For             Against             Abstain
            / /               / /                 / /

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.


Dated _____________________________, 1997

_________________________________________
Signature

_________________________________________
Signature

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.